UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07606

Nuveen Connecticut Premium Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report November 30, 2015

NTC
Nuveen Connecticut Premium Income Municipal Fund

NMT
Nuveen Massachusetts Premium Income Municipal Fund

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Fund Leverage	8
Common Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	12
Portfolios of Investments	15
Statement of Assets and Liabilities	28
Statement of Operations	29
Statement of Changes in Net Assets	30
Statement of Cash Flows	31
Financial Highlights	32
Notes to Financial Statements	35
Additional Fund Information	45
Glossary of Terms Used in this Report	46
Reinvest Automatically, Easily and Conveniently	48

Nuveen Investments 3

Chairman’s Letter to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
January 25, 2016

4 Nuveen Investments

Portfolio Manager’s Comments

Nuveen Connecticut Premium Income Municipal Fund (NTC)
Nuveen Massachusetts Premium Income Municipal Fund (NMT)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Michael S. Hamilton discusses key investment strategies and the six-month performance of the Nuveen Connecticut and Massachusetts Funds. Michael assumed portfolio management responsibility for these Funds in 2011.

What key strategies were used to manage these Funds during the six-month reporting period ended November 30, 2015?

Although anticipation of rising interest rates weighed on fixed income markets during this reporting period, favorable technical and fundamental factors helped the broad municipal market deliver a modest gain for the reporting period overall. (As was widely expected, the U.S. Federal Reserve raised its target federal funds rate at the December meeting, after the close of this reporting period.) During this reporting period, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

Our trading activity continued to focus on pursuing the Funds’ investment objectives. Generally speaking, throughout the six-month reporting period, the Funds maintained their overall positioning strategies in terms of duration and yield curve positioning, credit quality exposures and sector allocations. We’ve also continued to be more cautious in selecting individual securities. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we’ve started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. We believe this shift in the marketplace merits extra vigilance on our part to ensure that every credit considered for the portfolio offers adequate reward potential for the level of risk to the bondholder. In cases where our convictions have been less certain, we’ve sought compensation for the additional risk or have passed on the deal all together.

To keep the Funds fully invested we continued to focus on purchasing bonds in areas of the market that we expected to perform well as the economy continued to improve. Depending on the issuance and availability of bonds in each state we emphasized intermediate and longer maturities, lower rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as from selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments 5

Portfolio Manager’s Comments (continued)

Our trading strategy in NTC was fairly active during this reporting period. Issuance in Connecticut’s municipal market was elevated over the six-month reporting period, enabling us to participate in a number of deals, including purchases of local general obligation (GO) bonds, higher education and special tax bonds. We also bought some state GOs at the end of the reporting period, although generally NTC was a net seller of state GOs. We sold some underperforming state GOs to boost the Fund’s income distribution capability, as well as improve the tax efficiency of the overall portfolio. We also pursued a shorter-term tactical strategy that added value during this reporting period. We took advantage of a temporary mispricing in the marketplace by buying some new issues when spreads were wide then selling them into the secondary market as spreads tightened, earning a good profit for the Fund. Notable sales during the reporting period included the reduction of shorter-dated bonds to keep the Fund within its duration target range (these sales included short-dated Puerto Rico credits) and uninsured Virgin Islands paper.

Additions to the Massachusetts Fund came from a diverse group of sectors including retirement centers, transportation (specifically, ports), higher education and hospitals. Generally, the bonds we added offered maturities of 15 years and longer. Selling activity in NMT included the elimination of some bonds with lower book yields to harvest tax losses and boost the Fund’s overall tax efficiency.

As of November 30, 2015, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the six-month reporting period ended November 30, 2015?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended November 30, 2015. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification averages.

For the six months ended November 30, 2015, the total returns at common share NAV for NTC and NMT outperformed the returns for their respective state’s S&P Municipal Bond Index as well as the national S&P Municipal Bond Index. For the same period, NMT outperformed the average return for the Lipper Other States Municipal Debt Funds Classification, while NTC slightly lagged the Lipper average. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

For both Funds, duration and yield curve positioning was the most meaningful contributor to relative performance over this reporting period. We continued to overweight the longer parts of the yield curve with corresponding underweights to the shorter end of the curve, which resulted in longer durations than the municipal market in general. This positioning, particularly our underweight to bonds with maturities shorter than six years and overweight to bonds dated eight years and longer, was advantageous in this reporting period as intermediate- and longer-dated bonds generally outperformed shorter-dated bonds.

Credit exposures were another positive contributor to NTC’s relative performance during this reporting period. Particularly beneficial were the Connecticut Fund’s underweight allocation to AA rated bonds, a segment that trailed the broad market, and overweight allocations to A rated and BBB rated bonds, categories that outpaced the broad market.

However, NTC’s sector strategy modestly detracted from relative returns. The Fund maintains an overweight to pre-refunded bonds, which we consider short-term holdings that can be sold to fund the purchase of longer-term holdings. As the pre-refunded sector generally underperformed the broad market during this reporting period, the Fund’s higher weighting in the sector was disadvantageous to relative performance. These relative losses, however, were partially offset by NTC’s more-favorable positioning in tax-supported bonds. Within the tax-supported category, both an overweight to appropriation bonds and an underweight to state GOs added value. The Fund’s overweight allocation to the health care sector, and especially life care bonds, also boosted relative results.

6 Nuveen Investments

Although NMT’s sector and credit quality strategies had an overall neutral impact on performance during this reporting period, the Fund benefited from some well-timed purchases made during June and July. In this reporting period, the municipal bond market exhibited a typical pattern in which a period of municipal bond scarcity in January and February is followed by abundant issuance in the spring months, which in turn leads to heightened demand June and July. We bought a state GO and a retirement center credit in early June and a Massachusetts Port Authority revenue bond in early July, all of which rose in value as demand for municipal bonds accelerated in the subsequent months.

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island’s debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law.

In terms of Puerto Rico holdings, shareholders should note that NTC and NMT had limited exposure to Puerto Rico debt, 2.50% and 0.58%, respectively, during this reporting period most of which is insured or escrowed to maturity. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

Nuveen Investments 7

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of these Funds over this reporting period.

As of November 30, 2015, the Funds’ percentages of leverage are as shown in the accompanying table.
	NTC	NMT
Effective Leverage*	38.26%	36.94%
Regulatory Leverage*	33.49%	34.77%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of November 30, 2015, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares as shown in the accompanying table.

VMTP Shares

Shares Issued at
Series	Liquidation Value

NTC	2017	$106,000,000
NMT	2017	$74,000,000

Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on VMTP Shares and each Fund’s respective transactions.

8 Nuveen Investments

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of November 30, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Ex-Dividend Date	NTC	NMT
June 2015	$0.0570	$0.0590
July	0.0570	0.0590
August	0.0570	0.0590
September	0.0570	0.0590
October	0.0570	0.0590
November 2015	0.0570	0.0590
Market Yield*	5.49%	5.20%
Taxable-Equivalent Yield*	8.11%	7.61%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3% and 31.7% for Connecticut and Massachusetts, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of their net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2015, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments 9

Common Share Information (continued)

COMMON SHARE REPURCHASES

During August 2015, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of November 30, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NTC	NMT
Common shares cumulatively repurchased and retired	155,000	—
Common shares authorized for repurchase	1,460,000	935,000
During the current reporting period, the Funds did not repurchased any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of November 30, 2015, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NTC	NMT
Common share NAV	$14.49	$14.86
Common share price	$12.46	$13.62
Premium/(Discount) to NAV	(14.01)%	(8.34)%
6-month average premium/(discount) to NAV	(13.48)%	(8.39)%

10 Nuveen Investments

Risk Considerations

Nuveen Connecticut Premium Income Municipal Fund (NTC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NTC.

Nuveen Massachusetts Premium Income Municipal Fund (NMT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMT.

Nuveen Investments 11

NTC
                  Nuveen Connecticut Premium Income Municipal Fund
                        Performance Overview and Holding Summaries as of November 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NTC at Common Share NAV	3.40%	4.54%	5.15%	4.89%
NTC at Common Share Price	1.48%	4.40%	3.69%	3.86%
S&P Municipal Bond Connecticut Index	2.04%	2.45%	3.42%	3.97%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	3.43%	4.80%	6.88%	5.48%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.4%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations
& VMTP Shares, at Liquidation Value	159.5%
Floating Rate Obligations	(9.2)%
VMTP Shares, at Liquidation Value	(50.3)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	20.8%
Health Care	20.4%
Tax Obligation/General	16.9%
Tax Obligation/Limited	14.1%
Water and Sewer	10.0%
U.S. Guaranteed	9.2%
Other	8.6%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	20.0%
AA	51.6%
A	21.3%
BBB	3.9%
N/R (not rated)	3.2%
Total	100%

12 Nuveen Investments

NMT
              Nuveen Massachusetts Premium Income Municipal Fund
                  Performance Overview and Holding Summaries as of November 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMT at Common Share NAV	3.75%	4.92%	6.03%	5.37%
NMT at Common Share Price	6.41%	9.38%	4.45%	3.64%
S&P Municipal Bond Massachusetts Index	2.44%	3.24%	4.54%	4.73%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	3.43%	4.80%	6.88%	5.48%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.6%
Other Assets Less Liabilities	1.7%
Net Assets Plus VMTP Shares,
at Liquidation Value	153.3%
VMTP Shares, at Liquidation Value	(53.3)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	27.4%
Health Care	19.6%
Tax Obligation/Limited	14.7%
Tax Obligation/General	10.4%
U.S. Guaranteed	7.9%
Transportation	6.0%
Other	14.0%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.9%
AA	53.0%
A	22.6%
BBB	7.9%
BB or Lower	2.7%
N/R (not rated)	1.9%
Total	100%

Nuveen Investments 13

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 17, 2015 for NMT; at this meeting the shareholders were asked to elect Board Members.

	NMT
	Common and
	Preferred
	shares
	voting together	Preferred
	as a class	Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	8,574,204	—
Withhold	238,957	—
Total	8,813,161	—
William C. Hunter
For	—	740
Withhold	—	—
Total	—	740
William J. Schneider
For	—	740
Withhold	—	—
Total	—	740
Thomas S. Schreier, Jr.
For	8,556,590	—
Withhold	256,571	—
Total	8,813,161	—

14 Nuveen Investments

NTC
Nuveen Connecticut Premium Income Municipal Fund
Portfolio of Investments	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.4% (100.0% of Total Investments)

	MUNICIPAL BONDS – 157.4% (100.0% of Total Investments)

	Consumer Staples – 1.4% (0.9% of Total Investments)
$3,010	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	2/16 at 100.00	BBB+	$3,022,100
	Series 2002, 5.375%, 5/15/33
	Education and Civic Organizations – 32.7% (20.8% of Total Investments)
840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate	7/17 at 100.00	AA	871,979
	School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College,	7/17 at 100.00	AA–	1,019,150
	Series 2007G, 4.500%, 7/01/37 – NPFG Insured
1,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College,	7/21 at 100.00	A2	1,253,857
	Series 2011H, 5.000%, 7/01/41
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,
	Series 2010-O:
800	5.000%, 7/01/35	7/20 at 100.00	A–	897,016
4,000	5.000%, 7/01/40	7/20 at 100.00	A–	4,485,080
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,
	Series 2005F:
440	5.250%, 7/01/18 – AMBAC Insured	No Opt. Call	A2	485,003
1,510	5.250%, 7/01/19 – AMBAC Insured	No Opt. Call	A2	1,713,759
1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy,	7/23 at 100.00	A1	1,172,835
	Series 2013B, 4.000%, 7/01/34
7,030	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University,	7/25 at 100.00	A–	7,779,679
	Series 2015L, 5.000%, 7/01/45
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart
	University, Series 2011G:
250	5.125%, 7/01/26	7/21 at 100.00	BBB+	273,095
3,260	5.625%, 7/01/41	7/21 at 100.00	BBB+	3,555,095
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart
	University, Series 2012H:
1,500	5.000%, 7/01/26 – AGM Insured	7/22 at 100.00	AA	1,680,435
1,000	5.000%, 7/01/28 – AGM Insured	7/22 at 100.00	AA	1,109,240
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis Chaffee
	School Issue, Series 2011-I:
560	5.000%, 7/01/23 – AGM Insured	7/21 at 100.00	A2	645,501
225	5.000%, 7/01/24 – AGM Insured	7/21 at 100.00	A2	257,751
4,140	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University,	7/20 at 100.00	AA	4,692,317
	Series 2010G, 5.000%, 7/01/35
9,950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/16 at 100.00	AAA	10,170,094
	Series 2007Z-1, 5.000%, 7/01/42 (UB)
17,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/17 at 100.00	AAA	18,019,660
	Series 2007Z-3, 5.050%, 7/01/42 (UB) (4)
5,580	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State	11/23 at 100.00	AA	6,446,407
	University System, Series 2013N, 5.000%, 11/01/31
515	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	579,900
1,500	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2012A, 5.000%, 11/15/29	No Opt. Call	Aa2	1,753,770
63,375	Total Education and Civic Organizations			68,861,623

Nuveen Investments 15

NTC	Nuveen Connecticut Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 32.0% (20.4% of Total Investments)
$3,200	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford HealthCare,	7/25 at 100.00	A	$3,520,864
	Series 2015F, 5.000%, 7/01/45
4,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	11/19 at 100.00	AA+	4,981,333
	Series 2010A, 5.000%, 11/15/40
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital,
	Series 2002B:
660	5.500%, 7/01/21 – RAAI Insured	2/16 at 100.00	AA	661,815
3,000	5.500%, 7/01/32 – RAAI Insured	2/16 at 100.00	AA	3,004,590
1,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East	11/20 at 100.00	AA	1,101,062
	Series 2010, 4.750%, 11/15/29
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital,	1/16 at 100.00	A	200,080
	Series 2006H, 4.500%, 7/01/33 – AMBAC Insured
20	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut	2/16 at 100.00	AA	20,068
	Health Network, Series 2000A, 6.125%, 7/01/20 – RAAI Insured
840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut	2/16 at 100.00	AA	841,378
	Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital,
	Series 2005B:
2,400	5.000%, 7/01/20 – RAAI Insured	2/16 at 100.00	A3	2,405,856
1,050	5.000%, 7/01/23 – RAAI Insured	2/16 at 100.00	A3	1,051,932
7,025	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare,	7/21 at 100.00	A	7,638,845
	Series 2011A, 5.000%, 7/01/41
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare,	No Opt. Call	A	549,935
	Series 2014E, 5.000%, 7/01/42
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special
	Care, Series 2007C:
1,065	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	AA	1,118,239
300	5.250%, 7/01/37 – RAAI Insured	7/17 at 100.00	AA	314,037
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial	7/21 at 100.00	A	2,174,760
	Hospitals, Series 2011F, 5.000%, 7/01/36
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital,
	Series 2011N:
1,105	5.000%, 7/01/25	7/21 at 100.00	A2	1,229,887
400	5.000%, 7/01/26	7/21 at 100.00	A2	443,788
500	5.000%, 7/01/27	7/21 at 100.00	A2	552,020
1,915	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital,	7/25 at 100.00	A2	2,134,785
	Series 2015O, 5.000%, 7/01/36
1,275	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital,	7/20 at 10.00	A	1,407,039
	Series 2010-I, 5.000%, 7/01/30
7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital,	7/22 at 100.00	A	7,508,340
	Series 2012J, 5.000%, 7/01/42
3,905	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut	7/21 at 100.00	A	4,335,136
	Health, Series 2011M, 5.375%, 7/01/41
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut	7/21 at 100.00	A	4,411,800
	Health, Series 2011N, 5.000%, 7/01/29
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health
	Issue, Series 2014E:
2,610	5.000%, 7/01/32	7/24 at 100.00	Aa3	2,985,475
2,740	5.000%, 7/01/33	7/24 at 100.00	Aa3	3,123,107
900	5.000%, 7/01/34	7/24 at 100.00	Aa3	1,022,931
7,475	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	8,724,970
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40
61,635	Total Health Care			67,464,072

16 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 2.9% (1.9% of Total Investments)
$3,900	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D,	5/16 at 100.00	AAA	$3,933,657
	4.650%, 11/15/27
	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds,
	Series 2010-A2:
630	4.500%, 11/15/30	11/19 at 100.00	AAA	658,067
1,500	4.750%, 11/15/35	11/19 at 100.00	AAA	1,562,520
6,030	Total Housing/Single Family			6,154,244
	Long-Term Care – 2.5% (1.6% of Total Investments)
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc.,	8/24 at 100.00	BBB–	1,110,329
	Series 2014A, 5.000%, 8/01/44
1,500	Connecticut Housing Finance Authority, Special Needs Housing Mortgage Finance Program Special	2/16 at 100.00	N/R	1,501,140
	Obligation Bonds, Series 2002SNH-1, 5.000%, 6/15/32 – AMBAC Insured
1,380	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding	6/20 at 100.00	AA	1,487,226
	Series 2010-16, 5.000%, 6/15/30
1,125	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource	8/17 at 100.00	N/R	1,151,775
	Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27
5,105	Total Long-Term Care			5,250,470
	Tax Obligation/General – 26.7% (16.9% of Total Investments)
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
2,345	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	2,688,074
1,600	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,827,584
5,100	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	AA	5,878,668
2,290	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	AA	2,639,294
3,500	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	3,650,780
2,100	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 10.00	AA	2,200,065
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	AA	1,157,830
2,600	Connecticut State, General Obligation Bonds, Series 2014A, 5.000%, 3/01/31	3/24 at 100.00	AA	2,969,356
3,500	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	AA	3,990,210
1,000	Hartford, Connecticut, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/31	4/23 at 100.00	AA–	1,124,480
870	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28	8/19 at 100.00	AA	958,749
2,000	Hartford, Connecticut, General Obligation Bonds, Series 2013B, 5.000%, 4/01/33	4/23 at 100.00	AA–	2,243,380
2,150	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 – AMBAC Insured	11/16 at 100.00	A–	2,233,485
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
790	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	894,833
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	AA	1,829,239
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	561,050
985	New Haven, Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 8/01/33 – AGM Insured	8/24 at 100.00	AA	1,100,866
900	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	1,103,193
3,890	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G,	8/21 at 100.00	AA+	4,521,892
	5.000%, 8/01/36
2,500	Stamford, Connecticut, General Obligation Bonds, Refunding Series 2014, 3.000%, 8/15/22	8/21 at 100.00	AAA	2,692,225
2,630	State of Connecticut General Obligation Bonds 2015 Series F, 5.000%, 11/15/34 (WI/DD,	11/25 at 100.00	AA	3,033,258
	Settling 12/01/15)
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/32	12/22 at 100.00	AA	683,820
	Suffield, Connecticut, General Obligation Bonds, Series 2005:
800	5.000%, 6/15/17	No Opt. Call	AA+	853,544
820	5.000%, 6/15/19	No Opt. Call	AA+	931,922
1,400	5.000%, 6/15/21	No Opt. Call	AA+	1,666,798

Nuveen Investments 17

NTC	Nuveen Connecticut Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
$445	5.000%, 8/01/30 (WI/DD, Settling 12/02/15) – BAM Insured	8/25 at 100.00	AA	$515,123
390	5.000%, 8/01/31 (WI/DD, Settling 12/02/15) – BAM Insured	8/25 at 100.00	AA	448,991
610	5.000%, 8/01/32 (WI/DD, Settling 12/02/15) – BAM Insured	8/25 at 100.00	AA	699,536
445	5.000%, 8/01/33 (WI/DD, Settling 12/02/15) – BAM Insured	8/25 at 100.00	AA	509,917
445	5.000%, 8/01/34 (WI/DD, Settling 12/02/15) – BAM Insured	8/25 at 100.00	AA	507,536
49,825	Total Tax Obligation/General			56,115,698
	Tax Obligation/Limited – 22.2% (14.1% of Total Investments)
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,
	Series 2014A:
3,835	5.000%, 9/01/33	9/24 at 100.00	AA	4,466,356
1,000	5.000%, 9/01/34	9/24 at 100.00	AA	1,159,590
2,500	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series	No Opt. Call	AA	2,854,675
	2012A, 5.000%, 1/01/33
3,855	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series	10/23 at 100.00	AA	4,453,759
	2013A, 5.000%, 10/01/33
1,380	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series	8/25 at 100.00	AA	1,616,435
	2015A, 5.000%, 8/01/33
1,000	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001,	2/16 at 100.00	AA–	1,002,620
	5.000%, 12/15/30
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
840	5.250%, 1/01/36	1/22 at 100.00	A	925,730
3,200	5.125%, 1/01/42	1/22 at 100.00	A	3,475,424
3,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	3,566,640
	Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39
2,550	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	2/16 at 100.00	AA	2,558,645
1,500	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	2/16 at 100.00	AA	1,505,370
1,300	University of Connecticut, General Obligation Bonds, Series 2006A, 5.000%, 2/15/19 –	2/16 at 100.00	AA	1,312,805
	FGIC Insured
2,600	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	2,943,616
	University of Connecticut, General Obligation Bonds, Series 2013A:
2,290	5.000%, 8/15/20	No Opt. Call	AA	2,662,537
2,500	5.000%, 8/15/32	8/23 at 100.00	AA	2,871,375
760	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	AA	880,620
1,415	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 2/15/34	No Opt. Call	AA	1,632,542
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding
	Series 2012A:
2,275	5.000%, 10/01/32	No Opt. Call	BBB+	2,464,940
1,790	5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	1,971,452
2,150	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien	10/20 at 100.00	BBB	2,344,167
	Series 2010A, 5.000%, 10/01/29
41,740	Total Tax Obligation/Limited			46,669,298
	Transportation – 0.3% (0.1% of Total Investments)
450	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014B, 5.000%, 9/01/44	9/24 at 100.00	BBB+	488,120
	U.S. Guaranteed – 14.4% (9.2% of Total Investments) (5)
	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue
	Bonds, Series 2006F:
2,525	5.000%, 7/01/31 (Pre-refunded 7/01/16) – AGC Insured	7/16 at 100.00	AA (5)	2,593,301
2,930	5.000%, 7/01/36 (Pre-refunded 7/01/16) – AGC Insured	7/16 at 100.00	AA (5)	3,009,257
2,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital,	7/16 at 100.00	A2 (5)	2,567,625
	Series 2006, 5.000%, 7/01/32 (Pre-refunded 7/01/16) – AGM Insured

18 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$4,405	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University,	7/17 at 100.00	AA– (5)	$4,705,025
	Series 2007-I, 5.000%, 7/01/25 (Pre-refunded 7/01/17) – NPFG Insured
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School,
	Series 2007A:
465	5.000%, 7/01/30 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	496,671
735	5.000%, 7/01/37 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	785,061
775	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus	7/18 at 100.00	AA (5)	857,352
	Hospital, Series 2005F, 5.125%, 7/01/35 (Pre-refunded 7/01/18) – AGM Insured
4,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	7/16 at 100.00	Aa3 (5)	4,118,471
	Hospital, Series 2006J-1, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured
1,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	7/20 at 100.00	Aa3 (5)	1,474,484
	Hospital, Series 2010M, 5.500%, 7/01/40 (Pre-refunded 7/01/20)
5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Bonds, Series 2007A,	8/17 at 100.00	AA (5)	5,359,900
	5.000%, 8/01/27 (Pre-refunded 8/01/17) – AMBAC Insured
870	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28	8/19 at 100.00	AA (5)	993,383
	(Pre-refunded 8/15/19)
40	New Haven, Connecticut, General Obligation Bonds, Series 2002A, 5.250%, 11/01/17 – AMBAC	2/16 at 100.00	A– (5)	41,587
	Insured (ETM)
1,010	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	Aaa	1,204,183
	5.125%, 6/01/24 – AMBAC Insured (ETM)
1,725	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series	4/21 at 100.00	N/R (5)	2,199,358
	2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)
28,230	Total U.S. Guaranteed			30,405,658
	Utilities – 6.5% (4.1% of Total Investments)
4,375	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company	9/17 at 100.00	N/R	4,484,200
	Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender
	Option Bond Trust 1164:
1,295	17.242%, 1/01/32 (IF) (4)	1/23 at 100.00	Aa3	2,013,492
410	17.082%, 1/01/38 (IF) (4)	1/23 at 100.00	Aa3	594,557
	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue
	Bonds, Series 2012A:
655	5.000%, 1/01/31	1/22 at 100.00	Aa3	737,058
500	5.000%, 1/01/32	1/22 at 100.00	Aa3	561,150
2,830	5.000%, 1/01/42	1/22 at 100.00	Aa3	3,131,027
2,115	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator	1/16 at 100.00	A–	2,134,014
	Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)
12,180	Total Utilities			13,655,498
	Water and Sewer – 15.8% (10.0% of Total Investments)
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System
	Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30	8/24 at 100.00	A+	579,855
1,000	5.000%, 8/15/31	8/24 at 100.00	A+	1,154,720
500	5.000%, 8/15/32	8/24 at 100.00	A+	575,700
55	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System	11/16 at 100.00	AA–	55,194
	Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured
2,050	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010,	7/20 at 100.00	A–	2,247,600
	5.625%, 7/01/40
6,815	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Green	11/24 at 100.00	AA	7,805,697
	Bond Series 2014A, 5.000%, 11/01/42

Nuveen Investments 19

NTC	Nuveen Connecticut Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,
	Series 2013A:
$4,100	5.000%, 4/01/36	4/22 at 100.00	AA	$4,610,081
2,500	5.000%, 4/01/39	4/22 at 100.00	AA	2,795,650
795	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth	8/24 at 100.00	Aa3	899,344
	Series 2014A, 5.000%, 8/01/44
1,840	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth	8/16 at 100.00	AA–	1,891,465
	Series, 2007A, 5.000%, 8/01/30 – NPFG Insured
4,870	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,	8/21 at 100.00	Aa3	5,558,715
	Twentieth-Sixth Series, 2011, 5.000%, 8/01/41
4,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Seventh	No Opt. Call	Aa3	4,500,760
	Series 2012, 5.000%, 8/01/33
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series	8/23 at 100.00	AA+	578,741
	2013A, 5.250%, 8/15/43
29,525	Total Water and Sewer			33,253,522
$301,105	Total Long-Term Investments (cost $314,718,646)			331,340,303
	Floating Rate Obligations – (9.2)%			(19,370,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (50.3)% (6)			(106,000,000)
	Other Assets Less Liabilities – 2.1%			4,577,841
	Net Assets Applicable to Common Shares – 100%			$210,548,144

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are recognized as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.0%. (ETM) Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

20 Nuveen Investments

NMT
Nuveen Massachusetts Premium Income Municipal Fund
Portfolio of Investments	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.6% (100.0% of Total Investments)

	MUNICIPAL BONDS – 151.6% (100.0% of Total Investments)

	Consumer Discretionary – 1.0% (0.7% of Total Investments)
$1,905	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds,	2/16 at 100.00	Caa3	$1,352,550
	Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax) (4)
	Education and Civic Organizations – 41.5% (27.4% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option
	Bond Trust 1163:
1,880	17.206%, 10/01/48 (IF) (5)	10/23 at 100.00	A+	2,764,897
575	17.105%, 10/01/48 (IF) (5)	10/23 at 100.00	A+	845,313
2,150	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and	7/21 at 100.00	AA	2,420,599
	B-2, 5.250%, 7/01/33 – AGM Insured
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Boston College Issue, Series 2013S,	7/23 at 100.00	AA–	2,491,720
	5.000%, 7/01/38
750	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1,	10/19 at 100.00	A+	843,750
	5.000%, 10/01/29
1,400	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A,	1/20 at 100.00	BBB+	1,472,730
	5.000%, 1/01/40
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue, Series 2015H:
450	3.500%, 7/01/35	7/25 at 100.00	AA–	452,957
190	5.000%, 7/01/37	7/25 at 100.00	AA–	217,531
550	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2012,	No Opt. Call	A2	632,968
	5.000%, 10/01/31
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2014A:
875	5.000%, 3/01/39	3/24 at 100.00	A2	982,328
1,400	5.000%, 3/01/44	3/24 at 100.00	A2	1,562,078
500	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J,	No Opt. Call	BBB+	546,940
	5.250%, 10/01/39
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/21 at 100.00	AA	1,095,670
	Institute, Series 2011A, 5.000%, 7/01/41
1,230	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/25 at 100.00	AA	1,428,030
	Institute, Series 2015, 5.000%, 7/01/33
3,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A,	4/21 at 100.00	AA–	3,473,369
	5.250%, 4/01/37
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q,	8/25 at 100.00	Aa2	1,019,008
	5.000%, 8/15/38
2,095	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute,	9/17 at 100.00	AA–	2,220,197
	Series 2007, 5.000%, 9/01/37 – NPFG Insured
1,365	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute,	9/22 at 100.00	A+	1,513,089
	Series 2012, 5.000%, 9/01/50
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	A	3,724,919
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
9,950	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	1/18 at 100.00	AA	10,596,748
	Series 2008A, 5.000%, 1/01/42 – AGC Insured
	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University,
	Series 1999P:
1,090	6.000%, 5/15/29	No Opt. Call	A1	1,353,159
1,000	6.000%, 5/15/59	5/29 at 105.00	A1	1,249,500

Nuveen Investments 21

NMT	Nuveen Massachusetts Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$35	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2001E,	No Opt. Call	AAA	$35,142
	5.300%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)
350	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H,	1/18 at 100.00	AA	368,172
	6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)
795	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%,	7/21 at 100.00	AA	869,054
	7/01/33 (Alternative Minimum Tax)
255	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern	10/20 at 100.00	A2	285,223
	University, Series 2010A, 4.875%, 10/01/35
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College,	10/19 at 100.00	Baa1	1,629,870
	Series 2010, 5.500%, 10/15/31
2,030	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton College	1/20 at 100.00	A2	2,255,127
	Issues, Series 2010F, 5.000%, 1/01/41
75	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College,	7/16 at 100.00	AA+	76,764
	Series 2007L, 5.000%, 7/01/31
500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk	7/19 at 100.00	BBB	557,315
	University Issue, Series 2009A, 5.750%, 7/01/39
2,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-1,	11/24 at 100.00	Aa2	2,290,740
	5.000%, 11/01/44
4,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2015-1,	11/25 at 100.00	Aa2	4,648,319
	5.000%, 11/01/40
1,510	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series	No Opt. Call	Aa2	1,674,333
	2009-1, 5.000%, 5/01/39
50,575	Total Education and Civic Organizations			57,597,559
	Health Care – 29.6% (19.6% of Total Investments)
1,000	Massachusetts Development Finance Agency Revenue Bonds, Bay state Medical Center Issue, Series	7/24 at 100.00	A+	1,105,310
	2014N, 5.000%, 7/01/44
1,000	Massachusetts Development Finance Agency Revenue Bonds, Children’s Hospital Issue, Series	10/24 at 100.00	AA	1,133,120
	2014P, 5.000%, 10/01/46
2,500	Massachusetts Development Finance Agency Revenue Bonds, Lahey Health System Obligated Group	8/25 at 100.00	A+	2,800,825
	Issue, Series 2015F, 5.000%, 8/15/45
1,410	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A	1,595,246
	Obligated Group, Series 2013, 5.250%, 11/15/41
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series
	2012G:
895	5.000%, 10/01/29	10/21 at 100.00	A	988,886
700	5.000%, 10/01/31	10/21 at 100.00	A	768,712
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2015H-1:
900	5.000%, 7/01/30	7/25 at 100.00	A–	1,021,275
1,000	5.000%, 7/01/32	7/25 at 100.00	A–	1,125,140
500	5.000%, 7/01/33	7/25 at 100.00	A–	560,400
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Covenant Health System Obligated	7/22 at 100.00	A	1,093,980
	Group, Series 2012, 5.000%, 7/01/31
1,080	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/23 at 100.00	BBB–	1,185,613
	Issue, Series 2014F, 5.750%, 7/15/43
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series	7/20 at 100.00	AA	2,491,786
	2011K-6, 5.375%, 7/01/41
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series	7/21 at 100.00	AA	1,141,320
	2012L, 5.000%, 7/01/36

22 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$820	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated	7/23 at 100.00	A–	$905,616
	Group Issue, Series 2013F, 5.000%, 7/01/37
	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital,
	Series 2013G:
1,000	5.000%, 7/01/37	7/23 at 100.00	BBB+	1,069,230
2,200	5.000%, 7/01/44	7/23 at 100.00	BBB+	2,334,530
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H,	7/21 at 100.00	BBB+	553,665
	5.500%, 7/01/31
500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center	1/18 at 100.00	N/R	1,225
	Issue, Series 2008A, 6.500%, 1/15/38 (7)
945	Massachusetts Health and Educational Facilities Authority, Partners HealthCare System Inc.,	7/17 at 100.00	AA	1,000,944
	Series 2007G, 5.000%, 7/01/32
160	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical	7/19 at 100.00	A+	179,597
	Center, Series 2009I, 5.750%, 7/01/36
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare	11/19 at 100.00	AA	559,580
	Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc.,
	Series B1 Capital Asset Program Converted June 13,2008:
3,380	5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	AA–	3,706,169
600	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	AA–	657,900
770	5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	AA–	841,264
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc.,
	Series B2, Capital Asset Program, Converted June 9, 2009:
2,000	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	AA–	2,193,000
1,500	5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	AA–	1,638,825
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital,	12/19 at 100.00	AA	2,263,240
	Series 2009M, 5.500%, 12/01/39
2,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dana-Farber Cancer	12/18 at 100.00	A1	2,719,825
	Institute, Series 2008K, 5.000%, 12/01/37
1,495	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional	7/17 at 100.00	BBB–	1,521,417
	Medical Center, Series 2007E, 5.000%, 7/15/32
1,980	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial	2/16 at 100.00	BBB+	1,985,782
	Health Care, Series 2005D, 5.000%, 7/01/33
38,035	Total Health Care			41,143,422
	Housing/Multifamily – 3.7% (2.4% of Total Investments)
500	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%,	4/18 at 100.00	AA	544,100
	4/01/20 – AGM Insured
2,510	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson	7/17 at 100.00	BB–	2,547,399
	Manor Project, Series 2007, 4.800%, 7/20/48
2,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	2/16 at 100.00	AA–	2,001,880
5,010	Total Housing/Multifamily			5,093,379
	Housing/Single Family – 1.6% (1.1% of Total Investments)
2,150	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126,	6/16 at 100.00	AA	2,161,460
	4.625%, 6/01/32 (Alternative Minimum Tax)
	Long-Term Care – 3.5% (2.3% of Total Investments)
460	Massachusetts Development Finance Agency, Massachusetts, Berkshire Retirement Community	No Opt. Call	A–	516,364
	Lennox, Series 2015, 5.000%, 7/01/31
285	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series	12/19 at 100.00	A–	319,417
	2010, 5.625%, 12/01/30
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A,	1/23 at 100.00	BBB–	1,108,620
	5.250%, 1/01/26

Nuveen Investments 23

NMT	Nuveen Massachusetts Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$500	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue, Series	11/23 at 100.00	N/R	$548,170
	2013A, 6.250%, 11/15/28
2,410	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%,	4/16 at 101.00	N/R	2,436,124
	10/01/26
4,655	Total Long-Term Care			4,928,695
	Tax Obligation/General – 15.8% (10.4% of Total Investments)
2,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General Obligation	2/21 at 100.00	Aa3	2,200,580
	Bonds, Series 2011, 5.000%, 2/15/41
1,250	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011,	2/20 at 100.00	AA	1,408,488
	5.000%, 2/15/32
1,010	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds,	No Opt. Call	AA+	1,203,011
	Series 1991A, 7.000%, 3/01/21
2,440	Massachusetts State, General Obligation Bonds, Consolidated Loan, Refunding Series 2014C,	No Opt. Call	AA+	2,956,182
	5.000%, 8/01/22
1,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.250%,	No Opt. Call	AA+	1,810,125
	8/01/21 – AGM Insured
2,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/45	7/25 at 100.00	AA+	2,311,200
1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Refunding Series	1/23 at 100.00	AAA	1,074,320
	2013, 4.000%, 1/15/30
1,775	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2012,	5/22 at 100.00	Aa2	1,987,521
	5.000%, 5/15/35 – AMBAC Insured
1,760	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	2,032,008
	Quincy, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan
	Series 2011:
1,280	5.125%, 12/01/33	12/20 at 100.00	Aa2	1,457,459
2,000	5.250%, 12/01/38	12/20 at 100.00	Aa2	2,289,080
1,220	Worcester, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 7/01/19 –	2/16 at 100.00	AA–	1,255,099
	FGIC Insured
19,235	Total Tax Obligation/General			21,985,073
	Tax Obligation/Limited – 22.3% (14.7% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,000	5.250%, 1/01/36	1/22 at 100.00	A	2,204,120
1,310	5.125%, 1/01/42	1/22 at 100.00	A	1,422,752
	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
400	5.000%, 1/01/37	1/22 at 100.00	A	433,304
1,055	5.000%, 1/01/42	1/22 at 100.00	A	1,135,053
855	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014,	11/24 at 100.00	AA	981,437
	5.000%, 5/01/33 – BAM Insured
1,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	1,150,010
770	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien	No Opt. Call	AA+	928,766
	Series 2004C, 5.250%, 7/01/21
	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B:
360	5.000%, 5/01/39	5/24 at 100.00	AA	411,772
1,610	5.000%, 5/01/44	5/24 at 100.00	AA	1,830,007
2,500	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 –	5/18 at 100.00	AA	2,709,425
	AGC Insured
1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B,	No Opt. Call	Aa2	1,244,680
	5.375%, 5/01/23 – SYNCORA GTY Insured
855	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B,	5/22 at 100.00	AA	956,805
	5.000%, 5/01/37

24 Nuveen Investments

	Principal		Optional Call
	Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
		Tax Obligation/Limited (continued)
$	$ 1,875	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series	5/23 at 100.00	AA+	$2,160,431
		2013A, 5.000%, 5/15/38
	1,350	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series	8/25 at 100.00	AA+	1,575,059
		2015C, 5.000%, 8/15/37 (WI/DD, Settling 12/15/15)
	1,875	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A,	8/17 at 100.00	AA+	1,991,081
		5.000%, 8/15/37 – AMBAC Insured
		Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B:
	975	5.000%, 10/15/35	No Opt. Call	AA+	1,127,909
	1,000	5.000%, 10/15/41	10/21 at 100.00	AA+	1,156,120
	1,070	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%,	No Opt. Call	AA–	1,224,743
		1/01/20 – FGIC Insured
	1,500	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Series 2013A,	6/21 at 100.00	AAA	1,735,065
		5.000%, 6/01/38
		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding
		Series 2012A:
	2,700	5.000%, 10/01/32	No Opt. Call	BBB+	2,925,423
	520	5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	572,712
	1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A,	10/22 at 100.00	AA	1,101,370
		5.000%, 10/01/32 – AGM Insured
	27,580	Total Tax Obligation/Limited			30,978,044
		Transportation – 9.1% (6.0% of Total Investments)
	400	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	AA+	452,224
		Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35
	1,000	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	1,143,570
	1,000	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/33	7/22 at 100.00	AA	1,158,380
		Massachusetts Port Authority, Revenue Bonds, Series 2014A:
	1,000	5.000%, 7/01/39	7/24 at 100.00	AA	1,144,680
	2,500	5.000%, 7/01/44	7/24 at 100.00	AA	2,843,500
		Massachusetts Port Authority, Revenue Bonds, Series 2015A:
	715	5.000%, 7/01/40	7/25 at 100.00	AA	828,828
	1,000	5.000%, 7/01/45	7/25 at 100.00	AA	1,151,130
	1,400	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series	7/17 at 100.00	AA–	1,463,672
		2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)
	1,225	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series	1/16 at 100.00	N/R	1,228,210
		2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)
	730	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking	7/21 at 100.00	A+	826,791
		Revenue Bonds, Series 2011, 5.000%, 7/01/41
	330	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014B, 5.000%, 9/01/44	9/24 at 100.00	BBB+	357,954
	11,300	Total Transportation			12,598,939
		U.S. Guaranteed – 12.0% (7.9% of Total Investments) (8)
	685	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds,	3/17 at 100.00	N/R (8)	717,784
		Series 1991A, 7.000%, 3/01/21 (ETM)
		Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C:
	25	5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (8)	27,618
	975	5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (8)	1,077,083
	575	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31	5/16 at 100.00	Aa2 (8)	586,506
		(Pre-refunded 5/01/16) – AMBAC Insured
	2,185	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008,	9/18 at 100.00	Aa3 (8)	2,478,052
		5.875%, 9/01/30 (Pre-refunded 9/01/18)

Nuveen Investments 25

NMT	Nuveen Massachusetts Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (8) (continued)
$155	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community	12/15 at 4.00	N/R (8)	$4,628
	Services Inc., Series 2012A, 6.000%, 2/15/43 (Pre-refunded 12/31/15) (6), (7)
124	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community	12/15 at 3.00	N/R (8)	3,684
	Services Inc., Series 2012B, 0.000%, 2/15/43 (Pre-refunded 12/31/15) (6), (7)
176	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community	12/15 at 3.00	N/R (8)	5,246
	Services Inc., Series 2012C, 0.000%, 2/15/43 (Pre-refunded 12/31/15) (6), (7)
1,055	Massachusetts Health and Educational Facilities Authority, Partners HealthCare System Inc.,	7/17 at 100.00	N/R (8)	1,128,597
	Series 2007G, 5.000%, 7/01/32 (Pre-refunded 7/01/17)
410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc.,	7/21 at 100.00	AA– (8)	474,239
	Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured
3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical	8/17 at 100.00	A+ (8)	3,233,910
	Center, Series 2007D, 5.250%, 8/15/28 (Pre-refunded 8/15/17)
350	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University,	8/18 at 100.00	Aa2 (8)	391,836
	Series 2008O, 5.375%, 8/15/38 (Pre-refunded 8/15/18)
515	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College,	7/16 at 100.00	N/R (8)	529,147
	Series 2007L, 5.000%, 7/01/31 (Pre-refunded 7/01/16)
1,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2009A, 5.000%,	3/19 at 100.00	AA+ (8)	1,118,880
	3/01/21 (Pre-refunded 3/01/19)
	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12:
785	4.375%, 8/01/31 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (8)	806,336
1,215	4.375%, 8/01/31 (Pre-refunded 8/01/16)	8/16 at 100.00	AAA	1,248,024
95	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/28	8/17 at 100.00	Aa1 (8)	101,899
	(Pre-refunded 8/01/17) NPFG
1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 5.000%, 8/01/31	8/16 at 100.00	AA+ (8)	1,547,040
	(Pre-refunded 8/01/16) – AMBAC Insured
1,065	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA,	No Opt. Call	A3 (8)	1,229,117
	5.500%, 7/01/19 – NPFG Insured (ETM)
15,890	Total U.S. Guaranteed			16,709,626
	Utilities – 4.6% (3.0% of Total Investments)
2,580	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	2,902,990
1,265	Massachusetts Clean Energy Cooperative Corporation, Revenue Bonds, Massachusetts Municipal	7/23 at 100.00	A1	1,446,553
	Lighting Plant Cooperative, Series 2013, 5.000%, 7/01/32
2,010	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta	11/17 at 100.00	BB+	2,010,101
	Energy Project, Series 2012B, 4.875%, 11/01/42
5,855	Total Utilities			6,359,644
	Water and Sewer – 6.9% (4.5% of Total Investments)
500	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien	11/19 at 100.00	AA+	563,310
	Refunding Series 2010A, 5.000%, 11/01/30
565	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A,	7/24 at 100.00	A–	630,698
	5.000%, 7/01/29
415	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%,	2/16 at 100.00	AA–	416,419
	12/01/32 – NPFG Insured
2,300	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015,	2/24 at 100.00	AAA	2,625,634
	5.000%, 2/01/45
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9,	2/16 at 100.00	AAA	60,245
	5.000%, 8/01/22
400	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program,	2/16 at 100.00	AAA	401,716
	Series 2002A, 5.250%, 8/01/20
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%,	No Opt. Call	AA+	1,150,970
	8/01/19 – AGM Insured

26 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,405	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/28	8/17 at 100.00	AA+	$1,494,189
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	1,002,230
720	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding	11/20 at 100.00	AA	824,774
	Series 2010B, 5.000%, 11/15/30 – AGC Insured
	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2014A:
185	5.000%, 7/15/22	No Opt. Call	AA–	222,544
150	5.000%, 7/15/23	No Opt. Call	AA–	182,244
8,700	Total Water and Sewer			9,574,973
$190,890	Total Long-Term Investments (cost $197,874,497)			210,483,364
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (53.3)% (9)			(74,000,000)
	Other Assets Less Liabilities – 1.7%			2,368,311
	Net Assets Applicable to Common Shares – 100%			$138,851,675

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (”Standard & Poor’s”), Moody’s Investors Service, Inc. (”Moody’s”) or Fitch, Inc. (”Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.500% to 5.200%.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(9)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.2%.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments 27

Statement of
Assets and Liabilities	November 30, 2015 (Unaudited)

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
	(NTC)	(NMT)
Assets
Long-term investments, at value (cost $314,718,646 and $197,874,497, respectively)	$331,340,303	$210,483,364
Cash	1,315,754	1,685,329
Receivable for:
Interest	4,752,660	2,963,384
Investments sold	5,219,355	—
Deferred offering costs	57,514	73,977
Other assets	11,297	1,575
Total assets	342,696,883	215,207,629
Liabilities
Floating rate obligations	19,370,000	—
Payable for:
Dividends	800,182	532,929
Interest	83,639	57,173
Investments purchased	5,613,146	1,553,027
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	106,000,000	74,000,000
Accrued expenses:
Management fees	164,719	105,911
Trustees fees	10,622	756
Other	106,431	106,158
Total liabilities	132,148,739	76,355,954
Net assets applicable to common shares	$210,548,144	$138,851,675
Common shares outstanding	14,533,976	9,346,877
Net asset value (“NAV”) per common share outstanding	$14.49	$14.86
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$145,340	$93,469
Paid-in surplus	200,695,362	129,988,237
Undistributed (Over-distribution of) net investment income	581,977	467,555
Accumulated net realized gain (loss)	(7,496,192)	(4,306,453)
Net unrealized appreciation (depreciation)	16,621,657	12,608,867
Net assets applicable to common shares	$210,548,144	$138,851,675
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

See accompanying notes to financial statements.

28 Nuveen Investments

Statement of
Operations	Six Months Ended November 30, 2015 (Unaudited)

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
	(NTC)	(NMT)
Investment Income	$6,760,781	$4,387,270
Expenses
Management fees	1,002,769	643,643
Interest expense and amortization of offering costs	596,555	377,886
Custodian fees	20,080	16,672
Trustees fees	3,967	2,661
Professional fees	15,753	18,012
Shareholder reporting expenses	14,699	8,283
Shareholder servicing agent fees	11,692	10,134
Stock exchange listing fees	3,984	3,984
Investor relations expenses	8,084	5,818
Other	30,983	14,710
Total expenses	1,708,566	1,101,803
Net investment income (loss)	5,052,215	3,285,467
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	352,461	(76,999)
Change in net unrealized appreciation (depreciation) of investments	1,534,285	1,822,209
Net realized and unrealized gain (loss)	1,886,746	1,745,210
Net increase (decrease) in net assets applicable to common shares from operations	$6,938,961	$5,030,677

See accompanying notes to financial statements.

Nuveen Investments 29

Statement of
Changes in Net Assets				(Unaudited)

	Connecticut		Massachusetts
	Premium Income (NTC)		Premium Income (NMT)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/15	5/31/15	11/30/15	5/31/15
Operations
Net investment income (loss)	$5,052,215	$10,248,489	$3,285,467	$6,247,262
Net realized gain (loss) from investments	352,461	704,598	(76,999)	209,352
Change in net unrealized appreciation
(depreciation) of investments	1,534,285	(780,480)	1,822,209	466,272
Net increase (decrease) in net assets
applicable to common shares
from operations	6,938,961	10,172,607	5,030,677	6,922,886
Distributions to Common Shareholders
From net investment income	(4,970,620)	(9,962,073)	(3,308,794)	(6,312,065)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(4,970,620)	(9,962,073)	(3,308,794)	(6,312,065)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	—	66,532,407
Net proceeds from shares
issued to shareholders due to
reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	(1,192,296)	—	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	—	(1,192,296)	—	66,532,407
Net increase (decrease) in net assets
applicable to common shares	1,968,341	(981,762)	1,721,883	67,143,228
Net assets applicable to common
shares at the beginning of period	208,579,803	209,561,565	137,129,792	69,986,564
Net assets applicable to common
shares at the end of period	$210,548,144	$208,579,803	$138,851,675	$137,129,792
Undistributed (Over-distribution of)
net investment income at the
end of period	$581,977	$500,382	$467,555	$490,882

See accompanying notes to financial statements.

30 Nuveen Investments

Statement of
Cash Flows	Six Months Ended November 30, 2015 (Unaudited)

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
	(NTC)	(NMT)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$6,938,961	$5,030,677
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(21,351,567)	(16,886,774)
Proceeds from sales and maturities of investments	19,668,164	15,732,493
Investment transactions adjustments, net	(55,211)	—
Taxes paid on undistributed capital gains	(582)	—
Amortization/(Accretion) of premiums and discounts, net	940,856	610,169
Amortization of deferred offering costs	23,030	19,944
(Increase) Decrease in:
Receivable for interest	21,959	122,637
Receivable for investments sold	(4,858,146)	—
Other assets	1,838	3,284
Increase (Decrease) in:
Payable for interest	(11,471)	(7,968)
Payable for investments purchased	5,613,146	1,553,027
Accrued management fees	(5,233)	(3,057)
Accrued Trustees fees	1,249	(27)
Accrued other expenses	(15,438)	(86,942)
Net realized (gain) loss from investments	(352,461)	76,999
Change in net unrealized (appreciation) depreciation of investments	(1,534,285)	(1,822,209)
Net cash provided by (used in) operating activities	5,024,809	4,342,253
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(4,969,177)	(3,308,092)
Net cash provided by (used in) financing activities	(4,969,177)	(3,308,092)
Net Increase (Decrease) in Cash	55,632	1,034,161
Cash at the beginning of period	1,260,122	651,168
Cash at the end of period	$1,315,754	$1,685,329
	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
Supplemental Disclosure of Cash Flow Information	(NTC)	(NMT)
Cash paid for interest (excluding amortization of offering costs)	$584,995	$364,080

See accompanying notes to financial statements.

Nuveen Investments 31

Financial

	Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

							Less Distributions to
		Investment Operations					Common Shareholders			Common Share
					Distributions
					from
				Distributions	Accumu-
				from Net	lated Net			From
			Net	Investment	Realized			Accum-		Discount
	Beginning	Net	Realized/	Income to	Gains to		From	ulated		Per
	Common	Investment	Unrealized	ARPS	ARPS		Net	Net		Share			Ending
	Share	Income	Gain	Share-	Share-		Investment	Realized		Repurchased		Ending	Share
	NAV	(Loss)	(Loss)	holders(a)	holders(a)	Total	Income	Gains	Total	and Retired		NAV	Price
Connecticut Premium Income (NTC)
Year Ended 5/31:
2016(f)	$14.35	$0.35	$0.13	$—	$—	$0.48	$(0.34)	$—	$(0.34)	$—		$14.49	$12.46
2015	14.33	0.70	(0.01)	—	—	0.69	(0.68)	—	(0.68)	0.01		14.35	12.62
2014	15.00	0.60	(0.59)	—	—	0.01	(0.68)	— *	(0.68)	—	*	14.33	12.68
2013	15.34	0.56	(0.19)	—	—	0.37	(0.70)	(0.01)	(0.71)	—		15.00	13.65
2012	14.22	0.58	1.29	—	—	1.87	(0.71)	(0.04)	(0.75)	—		15.34	14.19
2011	14.56	0.67	(0.29)	(0.01)	—	0.37	(0.71)	—	(0.71)	—		14.22	13.18
Massachusetts Premium Income (NMT)
Year Ended 5/31:
2016(f)	14.67	0.35	0.19	—	—	0.54	(0.35)	—	(0.35)	—		14.86	13.62
2015	14.65	0.65	0.05	—	—	0.70	(0.68)	—	(0.68)	—		14.67	13.14
2014	15.12	0.58	(0.37)	—	—	0.21	(0.67)	(0.01)	(0.68)	—		14.65	13.33
2013	15.45	0.62	(0.19)	—	—	0.43	(0.71)	(0.05)	(0.76)	—		15.12	13.64
2012	14.16	0.67	1.44	—	—	2.11	(0.77)	(0.05)	(0.82)	—		15.45	15.12
2011	14.48	0.75	(0.24)	(0.01)	—	0.50	(0.78)	(0.04)	(0.82)	—		14.16	13.59

(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on common share equivalents.

(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

32 Nuveen Investments

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(c)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV(b)	Price(b)	(000)	Expenses(d)		(Loss)		Rate(e)

3.40%	1.48%	$210,548	1.64	%**	4.85	%**	6%
4.96	5.03	208,580	1.68		4.85		15
0.41	(1.72)	209,562	2.88		4.33		17
2.35	1.02	220,267	2.68		4.05		12
13.45	13.59	82,318	3.08		3.93		11
2.63	(0.39)	76,284	2.41		4.73		9

3.75	6.41	138,852	1.61	**	4.79	**	8
4.84	3.75	137,130	1.96		4.57		14
1.61	2.96	69,987	3.09		4.17		18
2.81	(5.18)	72,250	2.86		3.99		10
15.29	17.78	73,758	3.03		4.48		12
3.58	(3.48)	67,605	2.51		5.30		6

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding. Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Connecticut Premium Income (NTC)
Year Ended 5/31:
2016(f)	0.57	%**
2015	0.58
2014	1.71
2013	1.55
2012	1.54
2011	1.20

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2016(f)	0.55	%**
2015	0.86
2014	1.71
2013	1.64
2012	1.74
2011	1.28

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended November 30, 2015.

*	Rounds to less than $0.01 per share.

**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments 33

Financial Highlights (Unaudited) (continued)

	MTP Shares		VMTP Shares
	at the End of Period (a)		at the End of Period

	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share	(000)	Share
Connecticut Premium Income (NTC)
Year Ended 5/31:
2016(c)	$—	$—	$106,000	$298,630
2015	—	—	106,000	296,773
2014	—	—	106,000	297,700
2013	105,500	30.88	—	—
2012	36,080	32.82	—	—
2011	36,080	31.14	—	—
Massachusetts Premium Income (NMT)
Year Ended 5/31:
2016(c)	—	—	74,000	287,637
2015	—	—	74,000	285,311
2014	36,645	29.10	—	—
2013	36,645	29.72	—	—
2012	36,645	30.13	—	—
2011	36,645	28.45	—	—
(a) The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015		2014		2013		2012	2011
Connecticut Premium Income (NTC)
Series 2015 (NTC PRC)
Ending Market Value per Share	$—		$—		$10.06		$10.05	$10.07
Average Market Value per Share	—		10.03	ΩΩ	10.07		10.08	10.04
Series 2016 (NTC PRD)
Ending Market Value per Share	—		—		10.07		10.10	10.00
Average Market Value per Share	—		10.03	ΩΩ	10.11		10.06	9.88	^
Series 2015 (NTC PRE) (b)
Ending Market Value per Share	—		—		10.07		—	—
Average Market Value per Share	—		10.03	ΩΩ	10.06	Ω	—	—
Series 2015-1 (NTC PRF) (b)
Ending Market Value per Share	—		—		10.06		—	—
Average Market Value per Share	—		10.03	ΩΩ	10.07	Ω	—	—
Series 2015-1 (NTC PRG) (b)
Ending Market Value per Share	—		—		10.08		—	—
Average Market Value per Share	—		10.03	ΩΩ	10.08	Ω	—	—
Massachusetts Premium Income (NMT)
Series 2015 (NMT PRC)
Ending Market Value per Share	$—		$10.06		$10.07		$10.10	$10.02
Average Market Value per Share	10.02	ΩΩΩ	10.04		10.09		10.08	10.02
Series 2016 (NMT PRD)
Ending Market Value per Share	—		10.06		10.12		10.10	10.00
Average Market Value per Share	10.03	ΩΩΩ	10.06		10.11		10.08	9.97	^^
Series 2015 (NMT PRE) (b)
Ending Market Value per Share	—		10.06		10.09		10.10	13.53
Average Market Value per Share	10.00	Δ	10.04		10.08		10.07	14.03
Series 2015-1 (NMT PRF) (b)
Ending Market Value per Share	—		10.02		10.05		10.10	13.62
Average Market Value per Share	10.00	Δ	10.04		10.09		10.08	14.48

(b)    MTP Shares issued in connection with the reorganizations. (c) For the six months ended November 30, 2015.

^       For the period December 15, 2010 (first issuance date of shares) through May 31, 2011.

^^      For the period January 20, 2011 (first issuance date of shares) through May 31, 2011.

Ω      For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.

ΩΩ    For the period June 1, 2013 through March 3, 2014.

ΩΩΩ For the period June 1, 2014 through July 11, 2014.

Δ       For the period June 9, 2014 (effective date of the reorganizations) through July 11, 2014.

34 Nuveen Investments

Notes to
      Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

   • Nuveen Connecticut Premium Income Municipal Fund (NTC) (“Connecticut Premium Income (NTC)”)

   • Nuveen Massachusetts Premium Income Municipal Fund (NMT) (“Massachusetts Premium Income (NMT)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) were organized as Massachusetts business trusts on January 12, 1993.

The end of the reporting period for the Funds is November 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
	(NTC)	(NMT)
Outstanding when-issued/delayed delivery purchase commitments	$5,613,146	$1,553,027

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Nuveen Investments 35

Notes to Financial Statements (Unaudited) (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are adjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

36 Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Connecticut Premium Income (NTC)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$331,340,303	$ —	$331,340,303
Massachusetts Premium Income (NMT)
Long-Term Investments*:
Municipal Bonds	$ —	$210,469,806	$13,558**	$210,483,364

*   Refer to the Fund’s Portfolio of Investments for industry classifications.

** Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments 37

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, (or slightly more than par in certain circumstances) and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
Floating Rate Obligations Outstanding	(NTC)	(NMT)

Floating rate obligations: self-deposited Inverse Floaters	$19,370,000	$—
Floating rate obligations: externally-deposited Inverse Floaters	5,085,000	7,325,000
Total	$24,455,000	$7,325,000

38 Nuveen Investments

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
Self-Deposited Inverse Floaters	(NTC)	(NMT)

Average floating rate obligations outstanding	$16,234,754	$—
Average annual interest rate and fees	0.65%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
Floating Rate Obligations – Recourse Trusts	(NTC)	(NMT)
Maximum exposure to Recourse Trusts: self deposited Inverse Floaters	$12,750,000	$—
Maximum exposure to Recourse Trusts: externally deposited Inverse Floaters	5,085,000	7,325,000
Total	$17,835,000	$7,325,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Nuveen Investments 39

Notes to Financial Statements (Unaudited) (continued)

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares
Common Share Transactions
Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	Connecticut		Massachusetts
	Premium Income (NTC)		Premium Income (NMT)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/15	5/31/15	11/30/15	5/31/15
Common shares:
Issued in the reorganizations	—	—	—	4,569,950
Repurchased and retired	—	(95,000)	—	—
Weighted average common share:
Price per share repurchased and retired	—	$12.53	—	—
Discount per share repurchased and retired	—	13.26%	—	—

Preferred Shares

Variable Rate MuniFund Term Preferred Shares

The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation value, for each Fund were as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value
Connecticut Premium Income (NTC)	2017	1,060	$106,000,000
Massachusetts Premium Income (NMT)	2017	740	$ 74,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if a Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Connecticut Premium Income (NTC)	2017	March 1, 2017	March 1, 2015	February 28, 2015
Massachusetts Premium Income (NMT)	2017	August 1, 2017	July 1, 2015	June 30, 2015

40 Nuveen Investments

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
	(NTC)	(NMT)
Average liquidation value of VMTP Shares outstanding	$106,000,000	$74,000,000
Annualized dividend rate	0.98%	0.96%

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Preferred Share Transactions

Transactions in preferred shares for the Funds during the current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	May 31, 2015
		NYSE
Massachusetts Premium Income (NMT)	Series	Ticker	Shares	Amount
MTP Shares issued in connection with reorganizations:	2015	NMT PRE	1,472,500	$14,725,000
	2015-1	NMT PRF	2,207,500	22,075,000

MTP Shares redeemed:	2015	NMT PRC	(2,021,000)	(20,210,000)
	2016	NMT PRD	(1,643,500)	(16,435,000)
	2015-1	NMT PRE	(1,472,500)	(14,725,000)
	2015-1	NMT PRF	(2,207,500)	(22,075,000)
Net increase (decrease)			(3,664,500)	$(36,645,000)

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	May 31, 2015
Massachusetts Premium Income (NMT)	Series	Shares	Amount
VMTP Shares issued	2017	740	$74,000,000

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
	(NTC)	(NMT)
Purchases	$21,351,567	$16,886,774
Sales and maturities	19,668,164	15,732,493

Nuveen Investments 41

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
	(NTC)	(NMT)

Cost of investments	$295,509,807	$197,759,383
Gross unrealized:
Appreciation	$ 16,986,081	$ 13,445,294
Depreciation	(525,599)	(721,313)
Net unrealized appreciation (depreciation) of investments	$ 16,460,482	$ 12,723,981

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, reorganization adjustments and nondeductible reorganization expenses resulted in reclassifications among the Funds’ components of common share net assets as of May 31, 2015, the Funds’ last tax year end, as follows:

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
	(NTC)	(NMT)
Paid-in surplus	$(67,130)	$2,209,763
Undistributed (Over-distribution of) net investment income	65,916	340,327
Accumulated net realized gain (loss)	1,214	(2,550,090)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2015, the Funds’ last tax year end, were as follows:

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
	(NTC)	(NMT)
Undistributed net tax-exempt income1	$1,301,804	$1,040,183
Undistributed net ordinary income2	37,635	—
Undistributed net long-term capital gains	—	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2015, paid on June 1, 2015.

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

42 Nuveen Investments

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
	(NTC)	(NMT)
Distributions from net tax-exempt income	$11,016,828	$6,899,372
Distributions from net ordinary income2	2,907	329
Distributions from net long-term capital gains	—	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2015, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
	(NTC)	(NMT)3
Expiration:
May 31, 2016	$ —	$ 215,629
May 31, 2017	—	24,486
May 31, 2018	—	62,941
Not subject to expiration	7,594,672	3,987,452
Total	$7,594,672	$4,290,508

3	A portion of Massachusetts Premium Income’s (NMT) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended May 31, 2015, Massachusetts Premium Income (NMT) utilized $145,029 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Connecticut Premium Income (NTC)
Massachusetts Premium Income (NMT)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

Nuveen Investments 43

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2015, the complex-level fee for each Fund was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

During the current fiscal period, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

44 Nuveen Investments

Additional
       Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer**	Terence J. Toth

*	Interested Board Member.
**	Retired from the Funds’ Board of Trustees effective December 31, 2015.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NTC	NMT
Common shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments 45

Glossary of Terms
      Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

46 Nuveen Investments

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Connecticut Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Connecticut municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Massachusetts Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments 47

Reinvest Automatically,
      Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

48 Nuveen Investments

Notes

Nuveen Investments 49

Notes

50 Nuveen Investments

Notes

Nuveen Investments 51

Nuveen Investments:
      Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-B-115D 13129-INV-B-01/17

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Connecticut Premium Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: February 5, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: February 5, 2016